                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                          Date of Report: APRIL 1, 2002
                        (DATE OF EARLIEST EVENT REPORTED)

                           JACKSONVILLE BANCORP, INC.
                 ----------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

FLORIDA                             001-14853             59-3472981
(STATE OR OTHER JURISDICTION        (COMMISSION           (I.R.S. EMPLOYER
OF INCORPORATION)                   FILE NUMBER)          IDENTIFICATION NO.)


76 S. LAURA STREET, SUITE 104, JACKSONVILLE, FLORIDA              32202
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         ZIP CODE

ISSUER'S TELEPHONE NUMBER: (904) 421-3040

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ITEM 5. OTHER EVENTS
--------------------

Jacksonville Bancorp, Inc. today announced that it has extended its community offering from March 29, 2002, to April 30, 2002, 5:00 p.m., Eastern time. A copy of the Press Release announcing the extension is filed as Exhibit 99.1 to this Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

(c) Exhibits

Exhibit 99.1      Press Release dated April 1, 2002


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                       JACKSONVILLE BANCORP, INC.

Dated: April 1, 2002                    By: /s/ Cheryl L. Whalen
                                            ------------------------------------
                                            Cheryl L. Whalen
                                            Executive Vice President and Chief
                                            Financial Officer
                                            (Principal Accounting Officer)



                                INDEX TO EXHIBITS
                                -----------------

EXHIBIT NUMBER             DESCRIPTION
--------------             -----------
99.1                       Press Release dated April 1, 2002